UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2007

SIELOX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29423	04-3551937
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

170 East Ninth Avenue

Runnemede, New Jersey 08078

(Address of Principal Executive Offices)

(856) 861-4579

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 2, 2007, Sielox, Inc., formerly known as Dynabazaar, Inc. (the "Company"), filed a Form 8-K with the Securities and Exchange Commission to report the consummation of the acquisition of L Q Corporation, Inc. ("L Q Corporation"), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of February 26, 2007, as amended, by and among Dynabazaar, Inc., L Q Corporation and LQ Merger Corp. (the "Merger"). Upon consummation of the Merger effective as of July 31, 2007, the name of the Company was changed from Dynabazaar, Inc. to Sielox, Inc. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information relating to the acquisition of L Q Corporation as required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i) The following financial statements of L Q Corporation are incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4/A (File No.: 333-143575), filed by the Company June 20, 2007:

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Operations for the years ended December 31, 2006, 2005 and 2004
Consolidated Statements of Stockholders' Equity (Deficit) and Comprehensive Income (Loss) for the years ended December 31, 2006, 2005 and 2004
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004
Notes to Consolidated Financial Statements

(ii) The following additional financial statements of L Q Corporation are incorporated herein by reference from Exhibit 99.1, attached hereto:

Condensed Consolidated Balance Sheets as of June 30, 2007 (unaudited) and December 31, 2006
Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 (unaudited) and 2006 (unaudited)
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2007 unaudited) and 2006 (unaudited)
Notes to Condensed Consolidated Financial Statements

(b) Pro Forma Financial Information.

(i) The following pro forma financial information is incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4/A (File No.: 333-143575), filed by the Company June 20, 2007:
Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006

(ii) The following additional pro forma financial information is incorporated herein by reference from Exhibit 99.2, attached hereto:

Pro Forma Condensed Combined Balance Sheets as of June 30, 2007
Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2007
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

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(d) Exhibits.

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 26, 2007, by and among Dynabazaar, Inc., LQ Merger Corp. and L Q Corporation, Inc. (Incorporated herein by reference to Annex A of the Registrant's Form S-4/A (File No.: 333-143575) filed with the SEC on June 20, 2007)

2.2	Amendment to the Amended and Restated Agreement and Plan of Merger, dated as of June 19, 2007, by and among Dynabazaar, Inc., LQ Merger Corp. and L Q Corporation, Inc. (Incorporated herein by reference to Annex B of the Registrant's Form S-4/A (File No.: 333-143575) filed with the SEC on June 20, 2007)

23.1	Consent of Rothstein, Kass & Company, P.C.

99.1	Condensed Consolidated Financial Statements of L Q Corporation, Inc. as of and for the six months ended June 30, 2007

99.2	Pro Forma Condensed Combined Financial Statements as of and for the six months ended June 30, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIELOX, INC.

Dated: October 15, 2007	By: /s/ Melvyn Brunt
Melvyn Brunt
Chief Financial Officer

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